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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                               September 27, 1999
                              -------------------
                       (Date of earliest event reported)



                                Cephalon, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                        0-19119      23-2484489
     -----------------------------------  -----------   -------------
     (State or other jurisdiction         (Commission   (IRS Employer
     of incorporation or organization)    File Number)     ID No.)

          145 Brandywine Parkway
        West Chester, Pennsylvania                     19380
     ----------------------------------------------------------------
     (Address of principal executive offices)        (Zip Code)


                                (610) 344-0200
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             (Registrant's telephone number, including area code)


                                Not Applicable
   ------------------------------------------------------------------------
             (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On September 27, 1999, Cephalon, Inc. (the "Registrant") publicly announced that the initial purchasers of its previously announced offering of 2,000,000 shares of convertible exchangeable preferred stock at $50 per share have exercised in full the over-allotment option.

     The Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1, and made a part of this Item 5.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of Business Acquired: None
         ------------------------------------------

     (b) Pro Forma Financial Information: None
         --------------------------------

     (c) Exhibits: Reference is made to the Exhibit Index annexed hereto and
         --------
made a part hereof. All material agreements entered into in connection with the referenced transaction will be filed by the Registrant as exhibits to its Annual Report on Form 10-K.
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CEPHALON, INC.



Date: September 28, 1999                      By: /s/ Frank Baldino, Jr.
      -------------------                         -----------------------
                                                     Frank Baldino, Jr.
                                                     President and
                                                     Chief Executive Officer

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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT                                                           PAGE
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99.1 Press Release dated August 5, 1999